Exhibit 99.1

Unaudited Pro Forma Condensed Balance Sheet

(Dollars in Thousands, except for share amounts)

	Historical
	As of			As of
	September 30,	September 30,		September 30,
	2019	2019		2019
	Orgenesis	Sale of MaSTher Cell Note 2(c)	Pro Forma Adjustments Notes 2(a)+(b)	Pro Forma

Assets

CURRENT ASSETS:
Cash and cash equivalents	$10,054	$(9,951)	$119,535	$119,638
Restricted Cash	653	(189)		464
Accounts receivable, net	5,075	(6,769)	2,533	839
Prepaid expenses and other receivables	914	(587)		327
Grants receivable	2,218	(1,918)		300
Inventory	1,859	(1,686)		173
Total current assets	$20,773	$(21,100)	$122,068	$121,741
NON-CURRENT ASSETS:
Deposits	615	(326)		289
Loans to related party	2,093			2,093
Other intercompany receivables		(2,178)	2,178	-
Property, plant and equipment, net	17,742	(15,319)		2,423
Intangible assets, net	14,256	(10,924)		3,332
Operating lease right-of-use assets	9,595	(8,794)		801
Goodwill	14,489	(9,818)		4,671
Intercompany loan receivable		(2,489)	2,489	-
Other assets	36			36
Total non-current assets	58,826	(49,848)	4,667	13,645

TOTAL ASSETS	$79,599	$(70,948)	$126,735	$135,386

Liabilities and Equity

CURRENT LIABILITIES:
Accounts payable	$7,693	$(3,226)	$-	$4,467
Accrued expenses and other payables	1,719	(397)	19,700	21,022
Employees and related payables	3,618	(2,042)		1,576

Advance payments on account of grant	2,735	(2,246)		489
Short-term loans and current maturities of long term loans	642	(359)		283
Contract liabilities	5,708	(5,536)		172
Current maturities of long-term debt and finance leases	227	(227)		-
Current maturities of operating leases	1,624	(1,253)		371
Current maturities of convertible loans	397			397
Total current liabilities	$24,363	$(15,286)	$19,700	$28,777

LONG-TERM LIABILITIES:
Non-current operating leases	7,435	(6,931)		504
Loans payable	1,283	(1,283)		-
Convertible loans	8,465			8,465
Retirement benefits obligation	26			26
Deferred taxes	1,964	(1,795)		169
Long-term debt and finance leases	505	(505)		-
Other long-term liabilities	322			322
Total long-term liabilities	20,000	(10,514)	-	9,486
TOTAL LIABILITIES	$44,363	$(25,800)	$19,700	$38,263

COMMITMENTS REDEEMABLE NON-CONTROLLING INTEREST	24,139	(24,139)	-	-

TOTAL EQUITY	11,097	(21,009)	107,035	97,123

TOTAL LIABILITIES AND EQUITY	$79,599	$(70,948)	$126,735	$135,386

Unaudited Pro Forma Statement of Operations

(Dollars in Thousands, except for share amounts)

	Historical
	Nine Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,
	2019	2019	2019
	Orgenesis	Sale of MaSTherCell Note 2(d)	Pro Forma
REVENUES	$24,179	$(21,397)	$2,782
COST OF REVENUES	15,643	(12,706)	2,937
GROSS PROFIT	8,536	(8,691)	(155)

RESEARCH AND DEVELOPMENT EXPENSES, net	7,597	659	8,256
AMORTIZATION OF INTANGIBLE ASSETS	1,547	(1,224)	323
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	17,448	(9,011)	8,437
OTHER INCOME, net	(104)	89	(15)
OPERATING LOSS	17,952	(796)	17,156
FINANCIAL EXPENSES , net	588	6	594
LOSS BEFORE INCOME TAXES	18,540	(790)	17,750
TAX EXPENSES	649	(761)	(112)
NET LOSS	19,189	(1,551)	17,638
NET (INCOME) LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (INCLUDING REDEEMABLE)	(1,128)	1,075	(53)
NET LOSS ATTRIBUTABLE TO ORGENESIS INC.	18,061	(476)	17,585

LOSS PER SHARE:
Basic	$1.35		$1.27
Diluted	$1.35		$1.27
WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE:
Basic	$15,858,666		$15,858,666
Diluted	$15,858,666		$15,858,666

Unaudited Pro Forma Statement of Operations

(Dollars in Thousands, except for share amounts)

	Historical
	One Month Ended
	December 31,	December 31,	December 31,
	2018	2018	2018
	Orgenesis	Sale of MaSTherCell Note 2(e)	Pro Forma
REVENUES	$1,852	(1,709)	143
COST OF REVENUES	1,221	(1,078)	143
GROSS PROFIT	631	(631)	-

RESEARCH AND DEVELOPMENT EXPENSES, net	1,431	66	1,497
AMORTIZATION OF INTANGIBLE ASSETS	179	(141)	38
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,984	(999)	985
OPERATING LOSS	2,963	(443)	2,520
FINANCIAL EXPENSES , net	27	(17)	10
LOSS BEFORE INCOME TAXES	2,990	(460)	2,530
TAX (INCOME) EXPENSES	(83)	124	41
NET LOSS	2,907	(336)	2,571
NET (INCOME) LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (INCLUDING REDEEMABLE)	(163)	152	(11)
NET LOSS ATTRIBUTABLE TO ORGENESIS INC.	2,744	(184)	2,560

LOSS PER SHARE:
Basic	$0.19		0.17
Diluted	$0.19		0.17
WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE:
Basic	$15,423,040		15,423,040
Diluted	$15,423,040		15,423,040

Unaudited Pro Forma Statement of Operations

(Dollars in Thousands, except for share amounts)

	Historical
	Year Ended		Year Ended
	November 30,	November 30,	November 30,
	2018	2018	2018
	Orgenesis	Sale of MaSTherCell Note 2(f)	Pro Forma
REVENUES	18,655	(17,273)	1,382
COST OF REVENUES	10,824	(9,403)	1,421
GROSS PROFIT (LOSS)	7,831	(7,870)	(39)

RESEARCH AND DEVELOPMENT EXPENSES, net	6,464	1,259	7,723
AMORTIZATION OF INTANGIBLE ASSETS	1,913	(1,725)	188
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	16,303	(6,196)	10,107
OTHER INCOME, net	(2,930)	(1,600)	(4,530)
OPERATING LOSS	13,919	(392)	13,527
FINANCIAL EXPENSES , net	3,117	(185)	2,932
SHARE IN NET LOSS OF ASSOCIATED COMPANIES	731	-	731
LOSS BEFORE INCOME TAXES	17,767	(577)	17,190
TAX EXPENSES	1,337	(1,185)	152
NET LOSS	19,104	(1,762)	17,342
NET (INCOME) LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (INCLUDING REDEEMABLE)	(813)	771	(42)
NET LOSS ATTRIBUTABLE TO ORGENESIS INC.	18,291	(991)	17,300

LOSS PER SHARE:
Basic	1.43		1.30
Diluted	1.43		1.30
WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE:
Basic	13,374,103		13,374,103
Diluted	13,374,103		13,374,103

Unaudited Pro Forma Statement of Operations

(Dollars in Thousands, except for share amounts)

	Historical
	Year Ended		Year Ended
	November 30,	November 30,	November 30,
	2017	2017	2017
	Orgenesis	Sale of MaSTherCell Note 2(g)	Pro Forma
REVENUES	10,089	(10,089)	-
COST OF REVENUES	6,807	(6,807)	-
GROSS PROFIT (LOSS)	3,282	(3,282)	-

RESEARCH AND DEVELOPMENT EXPENSES, net	2,478	757	3,235
AMORTIZATION OF INTANGIBLE ASSETS	1,631	(1,631)	-
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,189	(4,699)	4,490
OPERATING LOSS	10,016	(2,291)	7,725
FINANCIAL EXPENSES , net	2,447	(238)	2,209
SHARE IN NET LOSS OF ASSOCIATED COMPANIES	1,214	-	1,214
LOSS BEFORE INCOME TAXES	13,676	(2,528)	11,148
TAX (INCOME) EXPENSES	(1,310)	1,310	-
NET LOSS	12,367	(1,219)	11,148
NET (INCOME) LOSS ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (INCLUDING REDEEMABLE)	-	-	-
NET LOSS ATTRIBUTABLE TO ORGENESIS INC.	12,367	(1,219)	11,148

LOSS PER SHARE:
Basic	1.28		1.15
Diluted	1.31		1.19
WEIGHTED AVERAGE NUMBER OF SHARES USED IN COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE:
Basic	9,679,964		9,679,964
Diluted	9,714,252		9,714,252

1. Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are (i) directly attributable to the divestiture, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on estimates and have been prepared to illustrate the estimated effect of the divestiture. The pro forma financial information presented is not intended to reflect or be indicative of the Company's consolidated results of operations or financial position had the divestiture occurred as of the dates presented and should not be taken as a representation or projection of the Company's future consolidated results of operations or financial condition. The pro forma adjustments described below were based on management's assumptions and estimates, including assumptions relating to consideration received.

The Company's historical results are derived from its unaudited balance sheet as of September 30, 2019, unaudited statements of operations for the nine months ended September 30, 2019, unaudited statements of operations for the transition month ended December 31, 2018, and audited statements of operations for the years ended November 30, 2018 and November 30, 2017.

2. Notes to Unaudited Pro Forma Adjustments

(a)

Represents the anticipated cash proceeds from closing the Transaction, net of repayment of Orgenesis loans and intercompany balances to MaSTherCell

The net adjustment for cash is as follows (dollars in millions):

Total
Aggregate nominal purchase price from the sale	$315.0
Less: GPP liquidation preference and equity stake in Masthercell, SFPI - FPIM's interest in MaSTherCell S.A., distributions to Masthercell option holders, and transaction costs	(188.3)
Estimated cash proceeds from the Transaction to the Company	126.7
Less: Payment of intercompany loans and payables	(7.2)
Net cash adjustment (including $1.4M to be released from Escrow)	$119.5

(b)	Represents the estimated tax effect of the Transaction assuming a combined statutory tax rate of 29% after utilizing accumulated net operating losses of approximately $29 million
(c)	Represents the historical balances of Masthercell at September 30, 2019

(d)	Represents the historical results of operations of Masthercell for the 9 months ended September 30, 2019

(e)	Represents the historical results of operations of Masthercell for the transition month ended December 31, 2018

(f)	Represents the historical results of operations of Masthercell for the year ended November 30, 2018

(g)	Represents the historical results of operations of Masthercell for the year ended November 30, 2017